Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

TRAN CAPITAL FOCUSED FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated August 11, 2022 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2021

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

At a special meeting of shareholders of the Fund held on July 21, 2022, shareholders approved the Fund’s reorganization into Cromwell Tran Sustainable Focus Fund (the “Cromwell Fund”), a series of Total Fund Solution. Pursuant to the Agreement and Plan of Reorganization (the “Plan”), the Fund (i)  transferred all the assets and liabilities of the Fund to the Cromwell Fund in exchange for (a) Investor Class shares of the Cromwell Fund, which were distributed by the Fund to its Class A shareholders, and (b) Institutional Class shares of the Cromwell Fund, which were distributed by the Fund to its Class I shareholders; and (ii) terminated as a series of the Trust (the “Reorganization”). The assets and liabilities of the Fund became the assets and liabilities of the Cromwell Fund and shareholders of the Fund became shareholders of the Cromwell Fund.

The Reorganization was completed as of the close of business on or about Friday, August 5, 2022. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Cromwell Fund without realizing any gain or loss for federal tax purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Cromwell Fund.

Please retain this supplement for future reference